                                                                   EXHIBIT 10.26

                      CUMMINGS PROPERTIES MANAGEMENT, INC.
                                  STANDARD FORM
                             AMENDMENT TO LEASE #1

      In connection with a lease currently in effect between the parties at 10-M Commerce Way, Woburn, Massachusetts, commencing on December 15, 1998 and terminating December 14, 2003, and in consideration of the mutual benefits to be derived herefrom, Cummings Properties Management, Inc., LESSOR, and MicroFinancial, Inc., LESSEE, hereby agree to amend said lease as follows:

1.    Paragraph G of the Rider to Lease is hereby deleted.

2. LESSOR and LESSEE agree that, as a result of LESSEE's remeasuring the leased premises, the size of the leased premises is hereby reduced by 325 square feet to a new total of 44,659 square feet. This change affects the size of the ground level (only), and not the mezzanine level space, as set forth in Paragraph C of the Rider to Lease.

      All other terms, conditions and covenants of the present lease shall continue to apply except that adjusted base rent shall be decreased by $2,526.50 annually, from a total of $687,719.00 to a new annual total of $685,192.50 or $57,099.37 per month. Annual base rent for purposes of computing any future escalations thereon shall be $685,192.50. This amendment shall be effective December 15, 1998 and shall continue through the balance of the lease and any extensions thereof unless further modified by written amendment(s).

      In Witness Whereof, LESSOR and LESSEE have hereunto set their hands and common seals this 3rd day of November, 1998.

LESSOR:  CUMMINGS PROPERTIES           LESSEE:  MICROFINANCIAL, INC.

            MANAGEMENT, INC.

By:   /s/ Douglas Stephens             By:   /s/ Richard F. Latour
   ------------------------------         ------------------------
      Douglas Stephens,                      Richard F. Latour,
      Executive Vice President               Executive Vice President, Chief
                                               Operating Officer and Chief
                                                 Financial Officer